EXHIBIT 4.2
Execution Version
SECOND SUPPLEMENTAL INDENTURE
dated as of November 1, 2011
among
K. HOVNANIAN ENTERPRISES, INC.
HOVNANIAN ENTERPRISES, INC.
The Other Guarantors Party Hereto
and
WILMINGTON TRUST COMPANY
as Trustee

11 7/8% Senior Notes due 2015

     THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), is entered into as of November 1, 2011, among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc. (“Hovnanian”), each of the guarantors listed on Schedule I hereto and Wilmington Trust Company, a Delaware chartered trust company, as trustee (the “Trustee”).
RECITALS
     WHEREAS, the Issuer, Hovnanian and the Trustee entered into the Indenture dated as of February 14, 2011 (the “Base Indenture”) as supplemented by a Supplemental Indenture thereto dated as of February 14, 2011 among the Issuer, Hovnanian, the other guarantors party thereto and the Trustee (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), relating to the Issuer’s 117/8% Senior Notes due 2015 (the “Notes”);
     WHEREAS, Section 8.2 of the Base Indenture provides, among other things, that the Issuer and the Trustee may amend certain terms of the Indenture in respect of any series of securities issued thereunder with the written consent of the Holders (as defined in the Indenture) of not less than a majority in aggregate principal amount of the securities of such series then Outstanding (as defined in the Indenture);
     WHEREAS, the Issuer has offered to exchange its securities of a new series of notes to be designated as 2.00% Senior Secured Notes due 2021 (the “New Secured Notes”) for any and all of the Notes issued and outstanding as of the date of the Offering Memorandum (as defined below), among other securities, and has solicited consents from Holders of the Notes to certain amendments to the Indenture (the “Proposed Amendments”) upon the terms and subject to the conditions set forth in the Issuer’s Confidential Offering Memorandum and Consent Solicitation Statement dated September 28, 2011 (as the same may be amended or supplemented from time to time, the “Offering Memorandum”) and in the related Letter of Transmittal and Consent (as the same may be amended and supplemented from time to time, and together with the Offering Memorandum, the “Offer Material”);
     WHEREAS, the Issuer has obtained the written consent to the Proposed Amendments to the Indenture from the Holders of not less than a majority in aggregate principal amount of the Notes Outstanding;
     WHEREAS, the Issuer has requested that the Trustee execute and deliver this Second Supplemental Indenture to effect the Proposed Amendments; and
     WHEREAS, the execution and delivery of this Second Supplemental Indenture has been duly authorized by the parties thereto, and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;
AGREEMENT
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

     Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
     Section 2. The following amendments shall automatically become effective upon issuance of the New Secured Notes in accordance with the terms and conditions set forth in the Offer Material:
(a) The Table of Contents of the First Supplemental Indenture is amended by deleting the titles to Sections 3.04, 3.05, 3.06, 3.07, 3.08, 3.10, 3.11, 3.12 and 3.13 and inserting in lieu thereof the phrase “[intentionally omitted]”.
(b) Section 2.01 of the First Supplemental Indenture is amended by deleting from such Section those defined terms that, by virtue of the amendment effected by this Second Supplemental Indenture, are no longer used in the Indenture or Notes as amended hereby.
(c) Section 3.04 of the First Supplemental Indenture is amended by deleting the Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(d) Section 3.05 of the First Supplemental Indenture is amended by deleting the Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(e) Section 3.06 of the First Supplemental Indenture is amended by deleting the Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(f) Section 3.07 of the First Supplemental Indenture is amended by deleting the Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(g) Section 3.08 of the First Supplemental Indenture is amended by deleting the Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(h) Section 3.10 of the First Supplemental Indenture is amended by deleting the Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(i) Section 3.11 of the First Supplemental Indenture is amended by deleting the Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(j) Section 3.12 of the First Supplemental Indenture is amended by deleting the text of clauses (b) and (c) in their entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(k) Section 3.13 of the First Supplemental Indenture is amended by deleting the Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
(l) Section 4.01 of the First Supplemental Indenture is amended by deleting the text of clauses (v) and (vi) in their entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(m) Section 5.01 of the First Supplemental Indenture is amended by deleting the last sentence of clause (c) in its entirety.
     Section 3. This Second Supplemental Indenture shall be effective upon its execution and delivery by the parties hereto; provided that the amendments set forth in Section 2 hereof will not become operative until the issuance of the New Secured Notes in accordance with the terms and conditions set forth in the Offer Material.
     Section 4. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.
     Section 5. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
     Section 6. If any provision of this Second Supplemental Indenture limits, qualifies or conflicts with another provision of this Second Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at that date as of which this Second Supplemental Indenture is executed, the provision required by said Act shall control.
     Section 7. This Second Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
     Section 8. This Second Supplemental Indenture is an amendment supplemental to the Indenture (as amended and supplemented to the date hereof), and the Indenture and this Second Supplemental Indenture will henceforth be read together.
     Section 9. The recitals herein contained are made solely by the Issuer, Hovnanian and the undersigned and not by the Trustee, and the Trustee assumes no responsibility for the validity or accuracy thereof.
     Section 10. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President Finance and Treasurer

HOVNANIAN ENTERPRISES, INC., as Guarantor
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President Finance and Treasurer

On behalf of each entity named in Schedule 1 hereto, as Guarantors
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President Finance and Treasurer

WILMINGTON TRUST COMPANY as Trustee
By:	/s/ Joshua C. Jones
	Name:	Joshua C. Jones
	Title:	Financial Services Officer

SCHEDULE I
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
BUILDER SERVICES NY, L.L.C.
BUILDER SERVICES PA, L.L.C.
DULLES COPPERMINE, L.L.C.
EASTERN NATIONAL TITLE AGENCY, LLC
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
FOUNDERS TITLE AGENCY, INC.
GLENRISE GROVE, L.L.C.
GOVERNOR’S ABSTRACT CO., INC.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. HOV IP, INC.
K. HOV IP, II, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT 4S, LLC
K. HOVNANIAN AT ACQUA VISTA, LLC
K. HOVNANIAN AT ALISO, LLC
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT ANDALUSIA, LLC
K. HOVNANIAN AT ARBOR HEIGHTS, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BELLA LAGO, LLC
K. HOVNANIAN AT BENSALEM, LLC
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRANCHBURG, L.L.C.
K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE V, L.L.C.
K. HOVNANIAN AT CHARTER WAY, LLC
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, LLC
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K. HOVNANIAN AT EASTLAKE, LLC
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, LLC
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT FAIR OAKS, L.L.C.
K. HOVNANIAN AT FIDDYMENT RANCH, LLC
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FRANKLIN II, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT FRESNO, LLC
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT GILROY, LLC
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C.
K. HOVNANIAN AT HERSHEY’S MILL, INC.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT HOWELL, L.L.C.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JAEGER RANCH, LLC
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA HABRA KNOLLS, LLC
K. HOVNANIAN AT LA LAGUNA, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LEE SQUARE, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MALAN PARK, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MANTECA, LLC
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MELANIE MEADOWS, LLC
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MENIFEE, LLC
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, LLC
K. HOVNANIAN AT MONTVALE II, L.L.C.
K. HOVNANIAN AT MOSAIC, LLC
K. HOVNANIAN AT MUIRFIELD, LLC
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
K. HOVNANIAN AT NORTH BERGEN. L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, LLC
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARK LANE, LLC
K. HOVNANIAN AT PARKSIDE, LLC
K. HOVNANIAN AT PARSIPPANY, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
K. HOVNANIAN AT PIAZZA SERENA, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT POSITANO, LLC
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT RANCHO 79, LLC
K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT RIVERBEND, LLC
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, LLC
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SANTA NELLA, LLC
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SEASONS LANDING, LLC
K. HOVNANIAN AT SHELDON GROVE, LLC
K. HOVNANIAN AT SHREWSBURY, LLC
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT SKYE ISLE, LLC
K. HOVNANIAN AT SMITHVILLE, INC
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK II, L.L.C.
K. HOVNANIAN AT STANTON, LLC
K. HOVNANIAN AT STATION SQUARE, L.L.C.
K. HOVNANIAN AT SUNRIDGE PARK, LLC
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT THE CLIFFS, LLC

K. HOVNANIAN AT THE CROSBY, LLC
K. HOVNANIAN AT THE GABLES, LLC
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT THE PRESERVE, LLC
K. HOVNANIAN AT THOMPSON RANCH, LLC
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TRAIL RIDGE, LLC
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT UPPER PROVIDENCE, LLC
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT VALLE DEL SOL, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VICTORVILLE, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WATERSTONE, LLC
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE, VIII, L.L.C.
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
K. HOVNANIAN AT WESTSHORE, LLC
K. HOVNANIAN AT WHEELER RANCH, LLC
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. HOVNANIAN AT WOODCREEK WEST, LLC
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES, LLC
K. HOVNANIAN CONSTRUCTION II, INC
K. HOVNANIAN CONSTRUCTION III, INC
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.
K. HOVNANIAN ESTATES AT REGENCY, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.
K. HOVNANIAN HOLDINGS NJ, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES AT CAMERON STATION, LLC
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.
K. HOVNANIAN HOMES OF D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC
K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, LLC
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M&M AT CHESTERFIELD, LLC
M&M AT CRESCENT COURT, L.L.C.
M&M AT WEST ORANGE, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MCNJ, INC.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MMIP, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.

PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
PINE AYR, LLC
RIDGEMORE UTILITY, L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
TERRAPIN REALTY, L.L.C.
THE HIGHLANDS CONDOMINIUMS AT METROSQUARE, L.L.C.
THE MATZEL & MUMFORD ORGANIZATION, INC
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, LLC
WESTMINSTER HOMES, INC.
WH LAND I, INC.
WH PROPERTIES, INC.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.